UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	PTGX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2020, Protagonist Therapeutics, Inc. (the “Company”) reported its financial results for the quarter ended September 30, 2020. A copy of the press release titled “Protagonist Therapeutics Reports Third Quarter Financial Results and Provides Corporate Update” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events

On November 4, 2020, the Company issued a press release announcing that multiple Company abstracts have been accepted for presentation at the 62nd American Society of Hematology Annual Meeting and Exposition to be held December 5-8, 2020.  The press release is attached hereto as Exhibit 99.2.

Two of the abstracts include interim data from the Company’s ongoing Phase 2 study of PTG-300 in polycythemia vera.  The interim data, which include results observed in 13 patients through August 5, 2020, supplement the previously reported initial data observed in seven patients in the study through a cutoff date of May 1, 2020.  The updated interim data demonstrate that treatment with PTG-300 at individualized doses ranging from 10 mg to 80 mg for up to 28 weeks substantially reduced the need for therapeutic phlebotomy in all patients after the patients were adequately titrated to an effective dose in accordance with the study protocol. The two subjects who demonstrated hematocrits transiently above 45% remained below 45% after (i) phlebotomy and dose increase in one case and (ii) dose increase alone in the other case.

In addition, during treatment with PTG-300, erythrocyte (red blood cell) numbers decreased and mean corpuscular volume of erythrocytes increased overall.  Serum ferritin levels increased progressively toward normal, reflecting an increase in iron stores.  Other iron-related parameters (TSAT and serum iron values) increased modestly but remained below normal ranges. These findings, taken together, suggest a normalization of iron distribution in the body.

Patients enrolled in the study had received at least three phlebotomies within a 24 week period prior to PTG-300 treatment and were treated for up to 28 weeks as of the cutoff date of August 5, 2020 (range of 3 to 28 weeks, n=13 evaluable for efficacy).

The most frequent adverse events were injection site reactions in three of 13 patients. Most of the reactions were grade 1-2 and were transient in nature and no patient discontinued the drug.

The study is designed to monitor PTG-300’s safety profile and to obtain evidence of efficacy in polycythemia vera patients requiring frequent phlebotomies.  The study was initially designed to enroll 30 patients but was expanded in May 2020 to enroll approximately 50 patients.  The study design consists of a 28-week open-label dose escalation, reduction, or maintenance stage every four weeks from 10 mg to 80 mg followed by a randomized and blinded withdrawal stage up to 12 weeks.  The study has an open-label extension for up to one year to monitor long-term safety and other effects.  The primary endpoint is the proportion of responders during the blinded randomized withdrawal period.  Other endpoints of this clinical proof-of-concept study include measurement of blood parameters (hematocrit and hemoglobin levels), reductions or delay in phlebotomy requirements and improvements in quality-of-life symptoms.  Additional information is available at https://clinicaltrials.gov/ct2/show/NCT04057040.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding our intentions or current expectations concerning, among other things, the potential for our clinical programs, the potential of PTG-300 as a possible treatment for polycythemia vera, the Company's success at finding appropriate doses of PTG-300 for the treatment of polycythemia vera, and the results of the Phase 2 study of PTG-300 in polycythemia vera. In some cases, you can identify these statements by forward-looking words such as "will," “plan,” “believe,” “may,” “potential,” “expect,” or the negative or plural of these words or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, our ability to develop and commercialize our product candidates, our ability to use and expand our programs to build a pipeline of product candidates, and our ability to obtain and maintain regulatory approval of our product candidates. Additional information concerning these and other risk factors affecting our business can be found in our periodic filings with the Securities and Exchange Commission, including under the heading "Risk Factors" contained in our Quarterly Report on Form 10-Q for the period ended September 30, 2020, filed with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that we make in this Form 8-K speak only as of the date of this Form 8-K. We assume no obligation to update our forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated November 4, 2020, titled “Protagonist Therapeutics Reports Third Quarter Financial Results and Provides Corporate Update.”
99.2	Press Release, dated November 4, 2020, titled “Protagonist Therapeutics to Present Updated Clinical Data for Hepcidin Mimetic PTG-300 in Polycythemia Vera at the American Society for Hematology (ASH) 2020 Annual Meeting.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Protagonist Therapeutics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.
Dated:	November 4, 2020

		By:	/s/ Don Kalkofen
Don Kalkofen
Chief Financial Officer